                                                                   Exhibit 10.10


                                ONVIA.COM, INC.

                  AMENDED AND RESTATED 1999 STOCK OPTION PLAN

     1.   Purposes of the Plan.  The purposes of this Onvia.com, Inc. Amended
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and Restated 1999 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.   Definitions.  As used herein, the following definitions shall apply:
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          (a) "Administrator" means the Board of Directors or any of its
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Committees appointed pursuant to Section 4 below.

          (b) "Affiliate" means an entity other than a Subsidiary in which the
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Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

          (c) "Applicable Laws" means the legal requirements relating to the
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administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

          (d) "Board" means the Board of Directors of the Company.
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          (e) "Code" means the Internal Revenue Code of 1986, as amended.
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          (f) "Committee" means one or more committees or subcommittees
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appointed by the Board of Directors in accordance with Section 4(a) below.

          (g) "Common Stock" means the Common Stock of the Company.
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          (h) "Company" means Onvia.com, Inc., a Delaware corporation.
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          (i) "Consultant" means any person, including an advisor, who is
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engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

          (j) "Continuous Status as an Employee or Consultant" means the absence
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of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave, (ii) military leave, (iii) any other leave of absence approved by the Administrator; provided, however, that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries, its Affiliates, or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

          (k) "Director" means a member of the Board of Directors.
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          (l) "Employee" means any person, including officers and Directors,
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employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee by the Company to a Director shall not be sufficient to constitute "employment" of such director by the Company.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as
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amended.

          (n) "Fair Market Value" means, as of any date, the fair market value
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of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall
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Street Journal or such other source as the Administrator deems reliable; or
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              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (o) "Incentive Stock Option" means an Option intended to qualify as an
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incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

          (p) "Listed Security" means any security of the Company that is listed
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or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

          (q)  "Named Executive" means any individual who, on the last day of
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the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (r)  "Nonstatutory Stock Option" means an Option not intended to
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qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

          (s)  "Option" means a stock option granted pursuant to the Plan.
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          (t)  "Optioned Stock" means the Common Stock subject to an Option.
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          (u)  "Optionee" means an Employee or Consultant who receives an
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Option.

          (v)  "Parent" means a "parent corporation," whether now or hereafter
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existing, as defined in Section 424(e) of the Code, or any successor provision.

          (w)  "Plan" means this Onvia.com, Inc. Amended and Restated 1999 Stock
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Option Plan.

          (x)  "Reporting Person" means an officer, Director, or greater than
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ten percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (y)  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act,
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as the same may be amended from time to time, or any successor provision.

          (z)  "Share" means a share of the Common Stock, as adjusted in
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accordance with Section 12 of the Plan.

          (aa)  "Stock Exchange" means any stock exchange or consolidated stock
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price reporting system on which prices for the Common Stock are quoted at any given time.

          (bb)  "Subsidiary" means a "subsidiary corporation," whether now or
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hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

          (cc)  "Ten Percent Holder" means a person who owns stock requesting
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more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 12 of
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the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 18,000,000 shares of Common Stock (on a post-split basis), plus an automatic annual increase on the first day of each of the Company's fiscal years beginning in 2001 and ending in 2009 equal to the lesser of: (i) 3,200,000 Shares (on a post-split basis); (ii) four percent (4%) of the Shares outstanding on the last day of the immediately preceding fiscal year; or (iii) such lesser number of shares as is determined by the Board of Directors. The shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock which are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

     4.   Administration of the Plan
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          (a) General.  The Plan shall be administered by the Board or a
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Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Optionees and, if permitted by the Applicable Laws, the Board may authorize one or more Directors to grant Options under the Plan.

          (b) Administration with Respect to Reporting Persons.  With respect to
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Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

          (c) Committee Composition.  If a Committee has been appointed pursuant
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to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and
Section 162(m) of the Code.

          (d) Powers of the Administrator.  Subject to the provisions of the
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Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

              (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

              (iii) to determine whether and to what extent Options are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each such option granted hereunder;

              (v)   to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any option granted hereunder;

              (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(g) instead of Common Stock;

              (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

              (ix) to construe and interpret the terms of the Plan and Options granted under the Plan;

              (x) to permit the early exercise of any Option in exchange for restricted stock subject to a right of repurchase; and

              (xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          (e) Effect of Administrator's Decision.  All decisions, determinations
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and interpretations of the Administrator shall be final and binding on all Optionees.

     5.   Eligibility
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          (a) Recipients of Grants.  Nonstatutory Stock Options may be granted
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to Employees and Consultants. Incentive Stock Options may be granted only to Employees; provided however that Employees of Affiliates shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

          (b) Type of Option.  Each Option shall be designated in the written
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option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000), such excess Options shall be treated as Nonstatutory Stock Options. For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

          (c) At-Will Employment Relationship.  The Plan shall not confer upon
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any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
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occur of its adoption by the Board or its approval by the shareholders of the Company as described in

Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7.  Term of Option.  The term of each Option shall be the term stated in
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the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.  Limitation on Grants to Employees.  Subject to adjustment as provided
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in Section 12 below, the maximum number of Shares which may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 2,000,000 Shares.

     9.  Option Exercise Price and Consideration
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         (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

              (i)  In the case of an Incentive Stock Option that is:

                   (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Holder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                   (B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option that is:

                   (A) granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a person who, at the time of the grant of such Option, is a Ten Percent Holder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant.

                   (B) granted prior to the date, if any, on which the Common Stock becomes a Listed Security to any other eligible person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator.

                   (C) granted on or after the date, if any, on which the Common Stock becomes a Listed Security to any eligible person, the per share Exercise Price shall be such price as determined by the Administrator; provided, however, that if such eligible person is, at the time of the grant of such Option, a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

          (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) check, (iii) at the discretion of the Board of Directors, a promissory note,
(iv) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (v) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (vi) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (vii) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (viii) any combination of the foregoing methods of payment or (ix) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  Exercise of Option
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          (a) Procedure for Exercise; Rights as a Shareholder.  Any Option
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granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board of Directors, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, not withstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship.  Subject to
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Sections 10(c) and 10(d), in the event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months (or such other period of time not less than thirty (30) days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee; or
(ii) the Optionee is an Employee who becomes a Consultant.

          (c)  Disability of Optionee.
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               (i) Notwithstanding the provisions of Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve
(12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

               (ii) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option (within the meaning of Section 422 of the Code) within three (3) months of the date of such termination, the Option will not qualify for Incentive Stock Option treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within six months (6) from the date of termination, the Option shall terminate.

          (d) Death of Optionee.  In the event of the death of an Optionee
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during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) Extension of Exercise Period.  The Administrator shall have full
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power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Status as an Employee or Consultant from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided, that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

          (f) Rule 16b-3.  Options granted to Reporting Persons shall comply
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with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

          (g) Buyout Provisions.  The Administrator may at any time offer to buy
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out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
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discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender and (ii) have a fair market value on the date of surrender equal to or less than the statutory minimum tax withholding applicable to the ordinary income recognized by the Optionee or (d) if permitted by the Administrator, by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a fair market value equal to the statutory minimum amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").
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              Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

              All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator; and

          (d) if the Optionee is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

              In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12.  Adjustments Upon Changes in Capitalization; Corporate Transactions
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          (a) Changes in Capitalization.  Subject to any required action by the
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shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, the number of Shares described in Sections 3(i) and 8 above, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
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dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          (c) Acquisition, Merger or Change in Control
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              (i) In the event of a Change in Control, if and to the extent such outstanding Option is not to be assumed by the successor corporation at the consummation of the Change of Control, the vesting of such Option shall automatically be accelerated so that twenty-five percent (25%) of the unvested shares of Common Stock covered by such Option shall be fully vested upon the consummation of the Change in Control.

              (ii) The vesting of each outstanding Option held by an Optionee who is an executive officer shall be accelerated completely so that one hundred percent (100%) of the shares of common stock covered by such Option are fully vested and exercisable in the event that within twelve (12) months of the consummation of such Change of Control, such Optionee's employment by the Company is either terminated by the Company other than for Cause (as defined below) or terminated by the Optionee for Good Reason (as defined below). For purposes of this Plan, "executive officer" shall mean: President, Chief Financial Officer, Executive Officer, Chairman of the Board, Vice President Marketing, Vice President Sales, Vice President Engineering, Director of Customer Experience, Vice President of Business Development, Chief Financial Officer and Vice President of Products and Services.

                    For purposes of this Section 11(c)(ii), "Cause" means fraud, misappropriation or embezzlement on the part of the Optionee which results in material loss, damage or injury to the Company, the Optionee's conviction of a felony involving moral turpitude, or the Optionee's gross neglect of duties.

                   For purposes of this Section 11(c)(ii), "Good Reason" means a material reduction in compensation or a relocation of the Optionee's principal worksite to a location more than fifty (50) miles from the Optionee's pre-Change of Control worksite or a material reduction in the Optionee's compensation, responsibilities or authority as in effect before the Change of Control.

               (iii) The Administrator shall have the authority, in the Administrator's sole discretion, to provide for the automatic acceleration of any outstanding Option upon the occurrence of a Change in Control, but only to the extent that such acceleration does not interfere with any "pooling of interests" accounting treatment used in connection with the Change in Control.

          (d)  Certain Distributions.  In the event of any distribution to the
               ---------------------
Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

     13.  Non-Transferability of Options.  Options may not be sold, pledged,
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assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution; provided however that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of the Option, only by such holder or a transferee permitted by this Section 13.

     14.  Time of Granting Options.  The date of grant of an Option shall, for
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all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board of Directors. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan
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          (a) Amendment and Termination.  The Board of Directors may at any time
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amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination.  No amendment or termination
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of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board of Directors, which agreement must be in writing and signed by the Optionee and the Company.

     16.  Conditions Upon Issuance of Shares.  Shares shall not be issued
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pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
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will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18.  Agreements.  Options shall be evidenced by written agreements in such
          ----------
form as the Administrator shall approve from time to time.

     19.  Shareholder Approval.  If required by the Applicable Laws, continuance
          --------------------
of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted or amended, as applicable. Such shareholder approval shall be obtained in the degree and manner required under the Applicable Laws. All Options issued under the Plan shall become void in the event such approval is not obtained.

     20.  Information to Optionees.  To the extent required by the Applicable
          ------------------------
Laws, the Company shall provide financial statements at least annually to each Optionee during the period such Optionee has one or more Options outstanding. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information. In addition, at the time of issuance of any securities under the Plan, the Company shall provide to the Optionee a copy of the Plan and a copy of any agreement(s) pursuant to which securities granted under the Plan are issued.